UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 20, 2005

ACUITY BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16583	58-2632672
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1170 Peachtree St., N.E., Suite 2400, Atlanta, GA	30309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 404-853-1400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure Of Directors Or Principal Officers; Election Of Directors; Appointment Of Principal Officers.

Effective as of July 19, 2005, Edward H. Bastian resigned from his position as Senior Vice President and Chief Financial Officer of Acuity Brands, Inc. (the “Registrant”). Karen J. Holcom, Vice President and Controller of the Registrant, will serve also as the Registrant’s interim chief financial officer effective as of July 19, 2005. Additional information with respect to Ms. Holcom is contained in the Registrant’s definitive Proxy Statement filed with the Securities and Exchange Commission on November 15, 2004 under the section entitled “Management — Executive Officers” and is incorporated into this Item 5.02 by reference. On July 20, 2005, the Registrant issued a press release relating to the matters referenced above. A copy of this press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements And Exhibits.

(c) Exhibits. The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Press release, issued by the Registrant on July 20, 2005.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 20, 2005

ACUITY BRANDS, INC.

By:	/s/ John K. Morgan
John K. Morgan
President and Chief Development Officer